SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 24, 2015

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Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

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(Exact name of registrant as specified in its charter)

Delaware

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(State or other jurisdiction of incorporation)

001-33228 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231

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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 31, 2014, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the prospectus supplement dated as of March 27, 2014 and accompanying base prospectus dated March 27, 2014 (collectively, the “Prospectus”) relating to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan” or “DSPP”). The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-193336), as amended, which was declared effective by the SEC on March 27, 2014 (the “Registration Statement”).

Effective August 1, 2014, the Company executed a Transfer Agency and Registrar Services Agreement with the American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (“AST”), located at 6201 15th Avenue, Brooklyn, NY 11219, and executed with AST a Warrant Agreement to act as warrant agent for warrant ZNWAA. Under the agreements, AST is our sole Transfer Agent and registrar for the Company’s common stock and warrants and is our DSPP Plan Agent. Effective February 2, 2015, the Company executed on February 6, 2015 another Warrant Agent Agreement with AST as the warrant agent for the new warrants ZNWAB, ZNWAC and ZNWAD under the Unit Option Program beginning February 2, 2015.

We have filed an application with NASDAQ to list the three warrants on the NASDAQ Global Market under the symbols “ZNWAB,” “ZNWAC,” and “ZNWAD;” however, no assurance can be provided that the warrants will be approved for listing on the NASDAQ Global Market.

The warrants will first become exercisable and tradable on June 5, 2015, which is the 31st day following the Unit Option Termination Date (i.e., on May 4, 2015) and continue to be exercisable through June 6, 2016 for ZNWAB (1 year), June 5, 2017 for ZNWAC (2 years) and June 4, 2018 for ZNWAD (3 years), respectively, at a per share exercise price of $1.00.

Purchases under the Plan will be recorded as purchased on the same business day (the “Purchase Date”) if received before 12 noon (EST) on a business day. Payments for purchases received after 12 noon (EST) on a business day or on any weekend or holiday will be recorded as purchased on the next business day for the Purchase Date. Electronic bank payments are treated as received and recorded on the date of receipt of the funds.

Electronic enrollment and payment procedures continue, in which the DSPP can accept electronic enrollment and electronic bank payments in U.S. Dollars and international shareholders and investors can make payments in British Pounds, Euros, Swiss Francs, Israeli Shekels, or Canadian Dollars for DSPP purchases through the Company as coordinated with AST. Funds received in foreign currency will be recorded by AST in US Dollars based upon the New York Closing Foreign Exchange Rate (5:00 p.m. EST) on the Purchase Date as published online in the Wall Street Journal, Market Data Center under Currencies.

The Company is filing the item included in Exhibit 5.1 to this Current Report on Form 8-K/A, which relates to the above Registration Statement, for the purpose of incorporating such item as an exhibit to the Registration Statement for the DSPP Unit Option Program beginning February 2, 2015. The Exhibits 4.3 and 4.4 to this Current Report on Form 8-K/A, each of which relates to the above Registration Statement, for the purpose of incorporating such items as exhibits to the Registration Statement for the DSPP Unit Option Program beginning February 2, 2015 are incorporated by reference from the Company’s Exhibits 4.3 and 4.4 to the Company’s Current Report on Form 8-K as filed with the SEC on February 6, 2015.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.3	Form of Warrants included in the Unit Option Program (new warrants ZNWAB, ZNWAC, ZNWAD) (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K as filed with the SEC on February 6, 2015 and incorporated herein by reference).

4.4	Warrant Agent Agreement effective as of February 2, 2015 between Zion Oil & Gas Inc., and American Stock Transfer & Trust Company, LLC, as Warrant Agent (filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K as filed with the SEC on February 6, 2015 and incorporated herein by reference).

5.1	Opinion of Gray Reed & McGraw, P.C. regarding the validity of the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: March 24, 2015	By:	/s/ Victor G. Carrillo
Victor G. Carrillo
President and Chief Operating Officer